UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 15, 2022

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number:	001-15393

Delaware	42-1405748
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1398 Central Avenue
Dubuque,	Iowa	52001
(Address of principal executive offices)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HTLF	Nasdaq Stock Market
Depositary Shares (each representing 1/400th interest in a share of 7.00% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E)	HTLFP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Heartland Financial USA, Inc. (the "Company") held its Annual Meeting of Stockholders on June 15, 2022. At the meeting, stockholders approved the following voting matters:

(1)	Elect two individuals to serve as Class II directors for a three-year term expiring in 2025
(2)	Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.
(3)	Take a non-binding, advisory vote on executive compensation.
(4)	Transact such other business as may properly be presented at the Annual Meeting.

There were 42,370,210 issued and outstanding shares of common stock entitled to vote at the annual meeting. At the annual meeting, 36,814,940 total shares of stock were present in person or by proxy, representing approximately 87% of the total voting power of the issued and outstanding shares of common stock entitled to vote. The voting results on the above described matters were as follows:

1. Elect two individuals to serve as Class II directors for a three-year term expiring in 2025.
NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
John K. Schmidt	25,857,367	5,466,426	5,491,147
Duane E. White	27,925,989	3,397,804	5,491,147

2. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022:
VOTES FOR	VOTES AGAINST	ABSTAIN
34,544,527	2,059,304	211,109

3. Take a non-binding, advisory vote on executive compensation:
VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
27,624,091	3,577,840	121,862	5,491,147

Item 8.01 Other Events

Barry H. Orr’s service as a member of the Company’s board of directors ended on June 15, 2022 upon expiration of his term.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2022	HEARTLAND FINANCIAL USA, INC.

	By:	/s/ Bryan R. McKeag
Bryan R. McKeag
Executive Vice President
Chief Financial Officer